PAYDEN FUNDS

Payden U.S. Government Fund – Investor Class

Supplement dated July 16, 2019 to the Prospectus dated February 28, 2019

This Supplement provides new and additional information and should be read in conjunction with the Prospectus referred to above.

Effective July 16, 2019, the information on page 18 of the Prospectus dated February 28, 2019, under the section entitled PURCHASE AND SALE OF FUND SHARES, with respect to the minimum initial investment amounts for each type of account shown below is deleted and the following is substituted in its place:

ACCOUNT TYPE	INITIAL INVESTMENT

Regular	$5,000

Tax-Sheltered	$2,000

Electronic Investment

Set schedule	$2,000

No set schedule	$5,000